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                             THE VANTAGEPOINT FUNDS

       Supplement dated June 14, 2002 to the Prospectus dated May 1, 2002

This supplement provides new and additional information beyond that which is contained in the Prospectus and should be read in conjunction with such Prospectus.

Mark Regan no longer serves as portfolio manager to the Aggressive Opportunities Fund. Therefore, the following replaces the last two sentences in the description of MFS Institutional Advisors, Inc. found on page 31:

            "MFS employs a team approach in managing the portfolio."

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE